UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K



                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date  of  Report  (Date  of  earliest  event  reported):  June  8,  2000


                                  PHOTOLOFT, INC.
                                  --------------
             (Exact name of registrant as specified in its charter)

                                    000-26693
                                    ---------
                            (Commission File Number)

              Nevada                                      87-0431036
              ------                                      ----------
   (State or other jurisdiction             (I.R.S. Employer Identification No.)
of incorporation or organization)


              300 Orchard City Drive, Suite 142, Campbell, CA 95008
              -----------------------------------------------------
           (Address of Principal Executive Offices Including Zip Code)


       Registrant's telephone number, including area code: (408) 364-8777
                                                           --------------


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ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     On June 8, 2000, pursuant to a Stock Purchase Agreement dated as of April 18, 2000 (the "Agreement"), we issued and sold 900 shares of our Series B Convertible Preferred Stock (the "Series B Preferred Stock") to Intellect Capital, LLC, a Delaware limited liability company ("ICG"). ICG is a Los
Angeles-based firm that provides investment and intellectual capital to development and emerging growth-stage companies and takes an active role in assisting them with realizing their full potential.

     The consideration for the Series B Preferred Stock consisted of $9,000 in cash, and ICG has also agreed to be an active shareholder in the creation and execution of our strategic plan, building a management team and Board of Directors, identifying and consummating strategic relationships, and advising on merger and acquisition activities and our capital formation process. The Certificate of Designations, Rights and Preferences for the Series B Preferred Stock (the "Certificate of Designations") provided that the Series B Preferred Stock was convertible into 50% of our then-outstanding common stock following the conversion (on a fully-diluted basis). The Certificate of Designations provided that this conversion would automatically occur "thirty (30) days from the date hereof" (i.e. 30 days following the date on which the Certificate of Designations was filed); however, it was the mutual intent of ICG and us that the Agreement and the Certificate of Designations be dated as of the same date and that the 30-day period would not begin until the Agreement had been executed. The Agreement was not executed by all parties, however, until 22 days after the Certificate of Designations was filed with the Nevada Secretary of State. Accordingly, on July 28, 2000, we filed a Certificate of Correction (a copy of which is included herewith as Exhibit 3.5(a) to conform the wording of the Certificate to the intent of the parties.

     As reflected by the Certificate of Correction, the automatic conversion of the Series B Preferred Stock was to have occurred on July 7, 2000. On July 7, 2000, we had 34,540,266 shares of common stock outstanding on a fully-diluted basis, and therefore, if ICG had converted all of the Series B Preferred Stock on that date, it would have owned and controlled 50% of our fully-diluted common stock.

     However, on July 7, 2000, we did not have enough shares of authorized common stock to convert all of the Series B Preferred Stock. Had the conversion occurred on that date, ICG would have been entitled to receive 34,540,266 shares of common stock; however, we would have been able to issue only 27,914,023 shares of common stock out of our then-authorized common stock. Pursuant to the terms of the May 22, 2000 letter agreement between ICG and us filed as Exhibit
10.35 hereto (see below), we incurred penalties of $13,130,959 as a result of the inability to convert the remainder of the Series B Preferred Stock. These penalties, and its rights to the 6,626,243 shares it would have received if we had sufficient amount of authorized shares available for issuance on July 7, 2000, have been waived by ICG in exchange for the issuance of five-year warrants to purchase an aggregate of 11,900,000 shares of our common stock at an exercise price of $1.65 per share. The warrants are not exercisable before December 8, 2000; after that date, they may be exercised, or exchanged on a two-for-one basis for shares of our common stock.


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
     Pursuant to the Agreement, we elected Terren S. Peizer, the Chairman and Chief Executive Officer of ICG, as our Chairman and a member of our Board of Directors.

     In connection with the Agreement, we entered into a Registration Rights Agreement, dated June 8, 2000, which requires us to register, at our expense, the common stock into which the Series B Preferred Stock is convertible upon the demand of ICG; provided, however, that no such demand can be made prior to December 8, 2000. The Registration Rights Agreement also provides unlimited piggyback registration rights. We also issued to an entity related to ICG a warrant to purchase 400,000 shares of our common stock at an exercise price of $0.10 per share. Certain of our shareholders also entered into a Voting Agreement with ICG and us in which those shareholders agreed to vote to elect to the Board a candidate designated by future investors and a Lock-Up Agreement restricting their transfer of our common stock.

     Prior to entering into the Agreement, ICG loaned us the sum of $275,000 pursuant to a Loan and Security Agreement dated May 18, 2000. The loan is evidenced by a Promissory Note, and secured by all of our assets. We repaid the loan in July 2000.

     On May 22, 2000, we also entered into a side letter with ICG in which we agreed to (i) file a consent solicitation statement with the Securities Exchange Commission to solicit consents for the purpose of increasing our authorized common stock to 200,000,000 shares and (ii) enter into Shareholder Agreements with certain of our major shareholders in which those shareholders agreed to consent to the increase in our authorized common stock. The side letter provides for financial penalties in the event that we fail to file the consent solicitation statement and obtain approval of the increase by specified dates. We incurred aggregate penalties of $13,130,959 due to the untimely filing of the consent solicitation statement and the failure to obtain approval of the increase in authorized shares by July 8, 2000. The increase was approved effective July 7, 2000.


ITEM 7.          FINANCIAL  STATEMENTS  AND  EXHIBITS.

         (a)     Financial Statements of Business Acquired:    N/A

         (b)     Pro  Forma  Financial  Information:           N/A

         (c)     Exhibits:

                 The following exhibits are filed with this Form 8-K:


     Exhibit Number      Description  of  Exhibit
     ---------------     ------------------------

     3.5 Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock (1)

     3.5 (a) Certificate of Certification of Designations, Preferences and right of Series B Convertible Preferred Stock

     4.3 Form of Voting Agreement, dated as of June 8, 2000, by and between the Registrant and certain shareholders (1)


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
     10.31 Stock Purchase Agreement, dated as of April 18, 2000, by and between the Registrant and Intellect Capital Group, LLC (without exhibits) (1)

     10.32 Registration Rights Agreement, dated June 8, 2000, by and between the Registrant and Intellect Capital Group, LLC (1)

     10.33 Loan and Security Agreement, dated May 18, 2000, by and between the Registrant and Intellect Capital Group, LLC (1)

     10.34 Promissory Note, dated May 18, 2000, by the Registrant in favor of Intellect Capital Group, LLC (1)

     10.35 Side letter, dated May 22, 2000, by and between the Registrant and Intellect Capital Group, LLC (1)

     10.36 Form of Shareholder Agreement, dated June 8, 2000, by and among the Registrant and certain shareholders (1)

     10.37 Side letter, dated July 28, 2000 by and between the Registrant and Intellect Capital Group, LLC

     10.38 Warrant Agreement dated July 28, 2000 by and between the Registrant and Intellect Capital Group, LLC

_________________________________
     (1)    Previously filed.


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
                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     PHOTOLOFT.COM

Date: July 28, 2000                  By:  /s/  JACK  MARSHALL
                                          --------------------------------------
                                          Jack Marshall, Chief Executive Officer


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